Exhibit 10.7

JOINDER AGREEMENT

Reference is hereby made to that certain Note Purchase Agreement (the “Purchase Agreement”) dated January 11, 2022 among Merida Merger Corp. I (to be renamed Leafly Holdings, Inc.), a Delaware corporation (the “Company”), Merida Holdings, LLC, a Delaware limited liability company (the “Sponsor”), and the Purchasers party thereto relating to the issuance and sale to the Purchasers of $30,000,000 in aggregate principal amount of the Company’s 8.00% Convertible Senior Notes due 2025 (the “Notes”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

In connection with the Transaction, the undersigned has guaranteed the Company’s obligations under the Notes. This Joinder Agreement is being executed and delivered by the undersigned on the Closing Date, after giving effect to the Transaction.

1. Joinder. The undersigned Guarantor hereby acknowledges that it has received a copy of the Purchase Agreement and acknowledges and agrees that by its execution and delivery hereof it shall (i) join and become a party to the Purchase Agreement; (ii) be bound by, and make as of the date hereof, all covenants, agreements, representations, warranties and acknowledgements applicable to such Guarantor as set forth in and in accordance with the terms of the Purchase Agreement; and (iii) perform all obligations and duties as required of the Guarantor in accordance with the Purchase Agreement.

2. Counterparts. This Joinder Agreement may be signed in one or more counterparts (which may be delivered in original form or facsimile or “pdf” file thereof), each of which shall constitute an original when so executed and all of which together shall constitute one and the same agreement.

3. Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties thereto.

4. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

5. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS JOINDER AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date set forth above.

LEAFLY LLC, as a Guarantor

By:	/s/ Yoko Miyashita
	Name:	Yoko Miyashita
	Title:	Chief Executive Officer

[Signature Page to Joinder Agreement]